UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2006

Transocean Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Greenway Plaza, Houston, Texas		77046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 232-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 12, 2006, Transocean Inc. ("Transocean") entered into an amendment (the "Amendment") to its five-year, $500 million bank revolving credit agreement expiring in 2010 with Citibank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc and SunTrust Bank, as Co-Documentation Agents, Calyon Corporate and Investment Bank, Morgan Stanley Bank, UBS Loan Finance LLC and Wells Fargo Bank, N.A. as Managing Agents, The Bank of New York, The Bank of Tokyo-Mitsubishi UFJ, Ltd., HSBC Bank USA, N.A. and ING Capital LLC as Co-Agents, and Citigroup Global Markets Inc. and Banc of America Securities LLC as Co-Lead Arrangers (the "Credit Agreement"). The Amendment increases the maximum amount of allowable borrowings issued under the Credit Agreement outstanding at any time from $500 million to $1.0 billion and extends the availability and maturity of the borrowings and letters of credit issued thereunder from July 8, 2010 to July 8, 2011.

The Amendment makes no other substantive changes to the original terms and conditions of the Credit Agreement. Changes in credit ratings could lower or raise the fees that Transocean pays under the Credit Agreement. The Credit Agreement contains customary covenants, including a debt to total tangible capitalization covenant.

Borrowings under the Credit Agreement are available upon customary terms and conditions for facilities of this type and are subject to acceleration upon the occurrence of events of default that Transocean considers usual and customary. As of May 11, 2006, no borrowings were outstanding under the Credit Agreement.

The Amendment is filed as Exhibit 4.1 to this report and is incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Credit Agreement, which is summarized in and included as Exhibit 4.1 to Transocean’s Form 8-K filed with the Securities and Exchange Commission on July 13, 2005.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Consistent with the notice Richard A. Pattarozzi provided Transocean on February 6, 2006, which Transocean filed with the Securities and Exchange Commission in a Form 8-K on February 9, 2006, Mr. Pattarozzi did not stand for re-election as a director of Transocean at the Annual General Meeting held May 11, 2006.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed pursuant to Items 1.01 and 2.03:

Exhibit Number – 4.1

Description -

Amendment No. 1 to Revolving Credit Agreement, dated as of May 12, 2006, among Transocean Inc., the lenders from time to time parties thereto, Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc and SunTrust Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transocean Inc.

May 12, 2006	By:	/s/ William E. Turcotte

Name: William E. Turcotte
Title: Vice President & Associate General Counsel

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 1 to Revolving Credit Agreement, dated as of May 12, 2006, among Transocean Inc., the lenders from time to time parties thereto, Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc and SunTrust Bank.